TRADE RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Trade receivables	$ 8,936	$ 17,249
Less: Loss allowance	0	0
Loss allowance	0	(25)	$ (5)
Included in assets of a disposal group held for sale (Note 39)	0	25
Trade Receivables Net allowances	8,936	17,249
Trade receivables due from the pools	3,098	1,676
Forward freight agreements	0	605
Included in assets of a disposal group held for sale (Note 39)	0	(6,131)
Total trade receivables, net	$ 12,034	$ 13,399